Exhibit 99.1

Media Contact	Investor Contact
Barbara Henderson	Frank Lamberti
Senior Vice President	Vice President
Global Corporate	Investor Relations
Communications	Herbalife International
Herbalife International	310.410.9600
310.410.9600	frankl@herbalife.com
barbh@herbalife.com
Herbalife Files Registration Statement with the SEC for Proposed Secondary Offering of Common Shares
LOS ANGELES, Calif. — November 14, 2005 — Herbalife Ltd. (NYSE: HLF) announced today it has filed a Registration Statement on Form S-3 with the U.S. Securities and Exchange Commission relating to a proposed secondary offering of 10,000,000 common shares of Herbalife. Of the shares expected to be offered, 6,152,858 shares will be offered by affiliates of Whitney & Co., LLC, 3,497,142 shares will be offered by affiliates of Golden Gate Private Equity, Inc. and 350,000 shares will be offered by Michael O. Johnson, Herbalife’s Chief Executive Officer. The shares to be sold by affiliates of Whitney and Golden Gate represent approximately 23% of each of their current holdings and the shares to be sold by Mr. Johnson represent approximately 10% of his shares and stock options. The underwriters of the proposed offering will have an option to purchase up to an additional 1,500,000 shares from affiliates of Whitney and Golden Gate to cover over-allotments, if any.
The selling shareholders will receive all net proceeds from the sale of common shares to be sold in the proposed offering and Herbalife will not receive any proceeds from the sale of common shares by the selling shareholders.
Merrill Lynch & Co. and Morgan Stanley are expected to serve as the joint book-running managers for the proposed offering.
When available, a copy of the prospectus relating to these securities may be obtained from Merrill Lynch & Co., 4 World Financial Center, New York, New York 10080 or Morgan Stanley & Co. Incorporated (Attn: Prospectus Department, 1585 Broadway, New York, New York 10036, tel: 212-761-6775 or by email at prospectus@morganstanley.com).
A registration statement related to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About Herbalife Ltd.
Herbalife is a global network marketing company offering a range of science-based weight management products, nutritional supplements and personal care products intended to support weight management and a healthy lifestyle. (HLFE)
Disclosure Regarding Forward-Looking Statements
Except for historical information contained herein, the matters set forth in this press release are “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words, “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” or “anticipate” and any other similar words.
Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed in this press release. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in forward-looking statements include, among others, the following:
— our relationships with, and our ability to influence the actions of, our distributors;
— adverse publicity associated with our products or network marketing organization;
— uncertainties relating to interpretation and enforcement of recently enacted legislation in China governing direct selling;
— adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;
— risk of improper action by Chinese employees or international distributors in violation of Chinese law;
— changing consumer preferences and demands;
— the competitive nature of our business;
— regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products, and network marketing program;

— risks associated with operating internationally, including foreign exchange risks;
— our dependence on increased penetration of existing markets;
— contractual limitations on our ability to expand our business;
— our reliance on our information technology infrastructure and outside manufacturers;
— the sufficiency of trademarks and other intellectual property rights;
— product concentration;
— our reliance on our management team;
— uncertainties relating to the application of transfer pricing and similar tax regulations;
— taxation relating to our distributors; and
— product liability claims.
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